Exhibit 99.1

For Immediate Release

Verra Mobility Raises Full-Year 2022 Guidance

MESA, Ariz., July 19, 2022 -- Verra Mobility Corporation (NASDAQ: VRRM), a leading provider of smart mobility technology solutions, announced today that it is raising its full-year guidance in conjunction with its investor day conference.

Based on the company’s year-to-date results and its outlook for the remainder of the year, the company is raising its full-year guidance for total revenue and adjusted EBITDA as follows:

	Prior Guidance[1]	New Guidance
Total Revenue	$715M	$720M to $740M
Adjusted EBITDA	$322M	$325M to $335M

1.
Prior guidance represents the high end of the guidance ranges previously communicated in our first quarter 2022 earnings release issued on May 9, 2022.

“We continue to see strong secular trends driving revenue and adjusted EBITDA performance,” said David Roberts, president and CEO, Verra Mobility. “Travel demand remains robust across the United States, driving growth in our Commercial Services business, and our Government Solutions and T2 Systems business segments continue to generate strong results.”

Verra Mobility executives will discuss the company’s growth strategy and long-term outlook at its in-person and virtual investor day conference beginning at 1:00 p.m. ET today, at the Nasdaq MarketSite, located at 151 West 43rd Street, 10th Floor, New York, NY 10036, and online at the company’s investor relations website. Participants may register for and view a live webcast of the event at irday.verramobility.com. A recording of the event, as well as conference materials, will be available on the company’s investor relations website at www.ir.verramobility.com.

About Verra Mobility

Verra Mobility (NASDAQ: VRRM) is a leading provider of smart mobility technology solutions that make transportation safer, smarter and more connected. The company sits at the center of the mobility ecosystem, bringing together vehicles, hardware, software, data and people to enable safe, efficient solutions for customers globally. Verra Mobility’s transportation safety systems and parking management solutions protect lives, improve urban and motorway mobility and support healthier communities. The company also solves complex payment, utilization and compliance challenges for fleet owners and rental car companies. Headquartered in Arizona, Verra Mobility operates in North America, Europe, Asia and Australia. For more information, please visit www.verramobility.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about Verra Mobility's plans, objectives, expectations, beliefs and intentions and other statements including words such as "hope," "anticipate," "may," "believe," "expect," "intend," "will," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology. The forward-looking statements herein represent the judgment of the Verra Mobility, as of the date of this release, and Verra Mobility disclaims any intent or obligation to update forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those currently anticipated. This press release should be read in conjunction with the information included in Verra Mobility's other press releases, reports and other filings with the SEC and on the SEC website, www.sec.gov. Understanding the information contained in these filings is important in order to fully understand Verra Mobility's reported financial results and our business outlook for future periods. Actual results may differ materially from the results anticipated in the forward-looking statements and the assumptions and estimates used as a basis for the forward-looking statements.

Additional Information

We periodically provide information for investors on our corporate website, www.verramobility.com, and our investor relations website, ir.verramobility.com.

We intend to use our website as a means of disclosing material non-public information and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our website, in addition to following the Company's press releases, SEC filings and public conference calls and webcasts. Notably, the presentation and webcast from the investor day event will be made available on our investor relations website.

Media Relations: Investor Relations:
Eric Krantz Mark Zindler

eric.krantz@verramobility.com mark.zindler@verramobility.com